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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): July 11, 2001


                         Roberts Realty Investors, Inc.
                      -----------------------------------
               (Exact name of Registrant as Specified in Charter)



           Georgia                    001-13183               56-2122873
---------------------------- --------------------------   ---------------
(State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                Identification Number)


     8010 Roswell Road, Suite 120, Atlanta, Georgia                 30350
     -------------------------------------------------            ---------
          (Address of Principal Executive Offices)                (Zip Code)

                                 (770) 394-6000
                                 --------------
              (Registrant's telephone number, including area code)




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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The registrant hereby amends its report filed on Form 8-K on July 17, 2001 by deleting the text under Item 7 and replacing it with the following:

(b) Pro Forma Financial Information.

Included as Exhibit 99.3 hereto and incorporated herein by reference.

(c) Exhibits.

       Exhibit No.                    Description
       ----------                     -----------

       99.1        Press release regarding the sale of Crestmark*

       99.2 Letter to shareholders and the accompanying June 30, 2001 Net Asset Value report, with assumptions*

       99.3        The following unaudited pro forma financial statements:

                   (1) Pro forma condensed consolidated balance sheet as of
                       June 30, 2001 (unaudited).

                   (2) Pro forma consolidated statements of operations
                       for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000 (unaudited).


* Previously filed with the registrant's Current Report on Form 8-K filed July 17, 2001.


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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be filed on its behalf by the undersigned hereunto duly authorized.


                                           ROBERTS REALTY INVESTORS, INC.


Dated:   July 26, 2001                     By:  /s/ Charles R. Elliott
                                                ------------------------------
                                                    Charles R. Elliott
                                                    Chief Financial Officer


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



                                  Exhibit Index


Exhibit No.                Description


99.1     Press Release regarding the Sale of Crestmark*

99.2 Letter to shareholders and the accompanying June 30, 2001 Net Asset Value report, with assumptions*

99.3     The following unaudited pro forma financial statements:

         (1) Pro forma condensed consolidated balance sheet as of June 30, 2001 (unaudited).

         (2) Pro forma consolidated statements of operations for the six months ended June 30, 2001 (unaudited) and the year ended December 31, 2000 (unaudited).


* Previously filed with the registrant's Current Report on Form 8-K filed July 17, 2001.


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